UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2010

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ZOOM TELEPHONICS, INC.

(Exact name of registrant as specified in its charter)

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Delaware

(State or Other Jurisdiction of  Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 432-1072

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On August 4, 2010, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference.  The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.   Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.07

Submission of Matters to a Vote of Security Holders

On July 15, 2010, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders of the Company voted:

(1)

To elect five Directors to serve for the ensuing year. The votes cast were as follows:

Nominee	For	Votes Withheld
Frank B. Manning	634,926	18,969
Peter R. Kramer	543,290	110,605
Bernard Furman	585,522	68,373
J. Ronald Woods	585,614	68,281
Joseph J. Donovan	635,486	18,409

 (2)

To approve the Zoom Telephonics, Inc. 2009 Stock Option Plan under which a total of 2,500,000 shares of Common Stock will be made available for stock awards. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
510,772	141,696	1,427	1,021,568

 (3)

To approve the Zoom Telephonics, Inc. 2009 Director Stock Option Plan under which a total of 400,000 shares of Common Stock will be made available for stock awards. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
540,215	112,253	1,427	1,021,568

 (4)

To ratify the selection of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
1,656,576	8,525	8,362	0

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated August 4, 2010 of Zoom Telephonics, Inc. announcing its financial results for the fiscal quarter ended June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2010	ZOOM TELEPHONICS, INC.

	By:	/s/ Frank Manning
Frank Manning, President& CEO and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated August 4, 2010 of Zoom Telephonics, Inc. announcing its financial results for the fiscal quarter ended June 30, 2010.

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